Exhibit 99.1

Amesite 2025 Outlook Ja nu a ry 2 025 empowering people with ai tools NASDAQ: AMST

FORWARD LOOKING STATEMENTS This presentation may contain “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. For such forward - looking statements, we claim the protection of the safe harbor for forward - looking statements contained in the Private Securities Litigation Reform Act of 1995. As used below and throughout this presentation, the words “we”, “us” and “our” may refer to Amesite individually or together with one or more partner companies, as dictated by context. Such statements include, but are not limited to, any statements relating to our growth strategy and product development programs and any other statements that are not historical facts. Forward - looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated include: risks related to our growth strategy; risks relating to the results of research and development activities; our ability to obtain, perform under and maintain financing and strategic agreements and relationships; our dependence on third party suppliers; our ability to attract, integrate, and retain key personnel; the early stage of products under development; our need for and continued access to additional funds; government regulation; patent and intellectual property matters; competition; as well as other risks described in our Securities and Exchange Commission filings. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisions that apply to a given piece of information in one part of this presentation should be read as applying mutatis mutandis to every other instance of such information appearing herein. 2 © 2025 Amesite Inc. All Rights Reserved.

Table of Contents Meet Amesite Product and Markets Sales Wins and Revenue Growth Marketing and Onboarding Technology & Pipeline People, Culture & Leadership Financials 3 © 2025 Amesite Inc. All Rights Reserved.

amesite
empowering people with ai tools

FAST GROWTH: NURSEMAGIC™ APP

Real-time support for wide range of healthcare professionals, reducing time in charting, assisting with technical answers and patient communication.

Amesite Inc. (Nasdaq: AMST) develops and markets B2C and B2B AI-driven solutions.




Hello!
How can I help you today?
Find a tool
search
All
Nurse Notes
Patient Care
Write Nursing Notes
Technical Advice
Navigate Job Challenges
Communicate with Compassion

Download on the App Store

GET IT ON Google Play

FIRST IN MARKET: AI-POWERED PROFESSIONAL LEARNING PLATFORM

$2.4M in revenue since product launch

Microsoft Partner
Microsoft

Turnkey, AI-supported professional training platform that enables higher ed to generate revenue.

#1 Best in class AI tools – 1st in EdTech to integrate ChatGPT

Learner Completion: 96-98%

Highest Trust among competitors in third-party evaluation

© 2025 Amesite Inc. All Rights Reserved.
4

What NurseMagic™ Does


Nurses

87 USER PROFESSIONS REGISTERED ON NURSEMAGIC™

RNs • Physicians • Healthcare Executives & Managers • EMTs • Occupational Therapists • NPs • LVNs/LPNs • CNAs • NAs • Home Care Nurses • HHAs • PSSs

© 2025 Amesite Inc. All Rights Reserved.
5

Deployment of NurseMagic TM Dec 2024 : More growth! Larger marketing reach, social media buzz, and enterprise wins with franchise leaders. Paid subscriptions launch. Nov 2024 : B2B revenue established in home care markets. HIPAA compliance confirmed. Oct 2024 : NurseMagic hits App Store and Google Play, plus enterprise customization launches. Sep 2024 : 5 enterprise pilots with companies with 30K employees across 41 states roll out. Jul 2024 : Adopted in all 50 states, 6 countries . App tech scores 93 % on model NCLEX questions . Jun 2024 : From beta to launch — 1 , 200 users in week 1 , NurseNotes debuts by popular demand . Feb – Apr 2024 : The journey begins on 2 / 14 / 24 , with concept discussions and beta testing . 6 © 2025 Amesite Inc. All Rights Reserved.

NurseMagic™ Pricing: Accessible for Sustainable Scale

Pricing

Trial	Individual	Enterprise
Free	$29.99/mo	Custom Price
✓ 3 Tool Uses	✓ Generous Usage Per Month	✓ Manage, Store and Report All Notes
✓ Try Our Most POPULAR Tools	✓ Cancel Anytime	✓ Manage Access for All Users
Try For Free	Subscribe Now	Contact Sales
NO CREDIT CARD REQUIRED		

“"NurseMagic's technology is transforming my organization with its intuitive and easy-to-use platform. The tool empowers my team by providing the answers they need directly through the app. It saves me time and ensures fast, accurate resolutions. NurseMagic is both powerful and incredibly easy to use, making it accessible to everyone on my team."

Steven Nickens, Owner, Senior Helpers, Seal Beach, CA

"NurseMagic has been fabulous for us. My least favorite thing about nursing is the documentation part—I love to be hands-on with my clients, and this gives me more time to do just that. It'll also allow my staff to have that same hands-on time with their clients.”

Jenny Marshall RN, Director of Nursing, BrightStar Care, Spokane North, WA

VIEW MORE TESTIMONIALS

PURCHASES ARE **AUTOMATED** FOR B2C.
CONTRACTS ARE **SIMPLE AND CLOSE FAST** FOR B2B.
PRICING IS ATTRACTIVE FOR BOTH PRODUCTS.

© 2025 Amesite Inc. All Rights Reserved.
7

B2C: LARGEST SEGMENTS IN HEALTHCARE AND CARE B2B: HOME CARE & HOME HEALTH AMS NurseMagic TM Meets Huge Market Pain 1.4M U.S. Home Health Care Employees https:/ / www .statista.com/s tatis tics /185 249/pers ons - empl oyed - in - home - health - care - services - in - the - us - si nce - 200 0 / Skilled Nursing and Home Health Care Facilities in the U.S. https:/ /www .statista.com/s tatis ti cs /1953 17/num ber - of - medi care - skil led - nursi ng - facil ities - in - the - us / https:/ /www .statista.com/s tatis ti cs /1953 18/num ber - of - medi care - home - health - agencies - in - the - us / Projected CAGR in Home Health Care, 2024 - 2034 26K ~13% >$130B US Home Care Providers Market Size https:/ /www .journalofnursi ngregul ation. com /arti cl e/ S2155 - 825 6(23)000 47 - 9/ ful ltex t https:/ /bhw. hrsa.gov/s ites/default/fil es/bureau - health - workforce/s tate - of - the - health - workforce - report - 202 4.pd f https:/ /www .bls .gov/oes/2 023/m ay/oes 311131 .htm https:/ /dataus a. io/profi le/soc/personal - care - aides# 630K U.S. LPNs https:/ /bhw. hrsa.gov/s ites/default/fil es/bureau - health - workforce/s tate - of - the - health - workforce - report - 202 4.pd f 5.2M U.S. RNs https:/ /www .journalofnursi ngregul ation. com /arti cl e/ 8 © 2025 Amesite Inc. All Rights Reserved. S2155 - 825 6(23)000 47 - 9/ ful ltex t https:/ / www .globenewswi re.com /news - release/20 24/10 /10/ 296146 6/0/en/Hom e - Healthcare - Market - Siz e - Expected - to - Exceed - USD - 1 - 445 - 71 - Bn - by - 203 4.html #:~: text=The%20 U.S.%2 0home%20 healthcare% 2 0 market, of% 20around%204 0.26% 25%2 0in%2 02023 . 40% of healthcare workers’ time is spent on documentation

NurseMagic™ App Wins

B2C WINS



nursemagicai
Original audio
You are the world's top caregivers
14 likes

>10k

Registered Free Users

within 6 months of launch. B2C subscriptions launched 12/11/24

Users in

50 States &

21 Countries

within 6 months of public launch

12.9 Million

Accounts Reached

Instagram + TikTok Over Last 90 Days

B2B WINS

BrightStar Care®

Prodigious Hospices

Senior Helpers®

Queens Boulevard Extended Care Facility
Superior Compassionate Care, Health & Wellness
Post-Acute Care | Short-Term Rehab
Long-Term Care | Dialysis Care | Adult Day Care

>700

Targeted Franchise Locations Based on Wins

$5.2B

Annual Revenue of Targeted Customers being Outreached

5mos

From Public Launch to 1st Enterprise Revenue

NURSEMAGIC'S **B2C AUDIENCE ON SOCIAL LOVES THE BRAND**.
NURSEMAGIC HAS A **VALIDATED MARKET ENTRY WITH NO SIGNIFICANT OBJECTIONS** IN CARE AND HEALTHCARE.

https://www.seniorhelpersfranchise.com/the-opportunity/
https://homehealthcarenews.com/2024/10/how-brightstar-care-got-to-400-us-locations-and-where-it-plans-to-go-next/

© 2025 Amesite Inc. All Rights Reserved.
9

B2C Revenue GROWTH: NurseMagic™

Paths to Profitability

RNs: less than .5% market penetration

LPNs: less than 4.8% market penetration

HOW WE CONVERT

- Target with Paid Digital Advertising
- Gain Endorsements from Trusted Influencers
- Outreach Free Users with Email & SMS Marketing

ACHIEVE PROFITABILITY WITH **FEWER THAN 30,000 B2C USERS**.
HAVE ENROLLED >10,000 FREE USERS.
USER FEEDBACK HIGHLY POSITIVE & PRICE POINT IS ATTRACTIVE.

© 2025 Amesite Inc. All Rights Reserved.
10

B2B Revenue GROWTH: NurseMagic™

Paths to Profitability

Skilled Nursing and Home Care: less than 1.6% market penetration

Franchisees in Home Care: 9.3% market penetration in ***ACTIVELY*** targeted corporations

HOW WE CONVERT

- Target Owners with Paid Digital Advertising
- Direct Email & Phone Outreach to Private Organizations
- Direct Outreach to Care Agencies via Publicly-Available Government Channels

ACHIEVE PROFITABILITY WITH **FEWER THAN 17,000 B2B USERS**.
HAVE GENERATED **WINS** IN BOTH **INDEPENDENT** AND **FRANCHISEE** HOME CARE.
FEEDBACK IS OUTSTANDING ON PRODUCT AND PRICE POINT.

© 2025 Amesite Inc. All Rights Reserved.
11

NurseMagic™ Brand Reach



nursemagicai
Original audio
You are the world's top caregivers
14 likes
nursemagicai Meet NurseMagic —the app that turns everyday nursing tasks into a breeze!
But...is it accurate????
NurseMagic uses data DIRECTLY from the FDA
NurseMagic tech has beaten the average Dr. McDreamy on the USMLE by 15%
NurseMagic answers NCLEX model questions with 93% accuracy
Experience the future of nursing at the link in bio!
#nurse #nursing #nurselife #rn #rnlife #healthcare #healthcareworkers #patient #patientcare #nursemagicai

125+
SOCIAL POSTS / WK

6 SOCIAL CHANNELS

5 BLOGS / WK

MULTIPLE VIRAL POSTS
WITH OVER 1 M VIEWS

38K+
FOLLOWERS SINCE FEB 2024 INCEPTION

12.9M
ACCOUNTS REACHED IN LAST 90 DAYS

ROBUST, POSITIVE MARKETING IS DRIVING **MILLIONS OF VIEWS**.
NURSEMAGIC IS FIRST – AND LOUD – IN AI FOR CARE TEAMS.

© 2025 Amesite Inc. All Rights Reserved.
12

NurseMagic™ Onboarding: Simple & Scalable

B2C

1. See NurseMagic on social or an ad
2. Sign up
3. Try it for FREE
4. Subscribe



Pricing
Individual
$29.99/mo
✓ 100 Tool Uses Per Month
✓ Cancel Anytime
Buy Now

B2B

1. Short trial to demonstrated benefit.
2. Enterprise gets customized solution.
3. Customer manages app access and use.



Get a Quote
First Name:
Last Name:
Company Name:
Company Email:

FREEMIUM MODEL BUILDS TRUST AND **DRIVES ADOPTION**.
LIMITED FREE USAGE **ENCOURAGES CONVERSION**.
SUBSCRIPTION REVENUE **PROTECTS MARGINS** WITH CONTROLLED USAGE.

© 2025 Amesite Inc. All Rights Reserved.
13

Infrastructure Is Designed to Integrate Innovative Solutions Technology and Pipeline Data acquisition: real - world data with PHI data scrubbed & synthetic data for AI scale Data preparation: PHI removed and formatted for consistency Model Refinement: constantly improve models with real - world & synthetic data Model Delivery: ensures models integrate with existing systems and workflows NEW APIs! AI and Analytics APIs Functional APIs 14 © 2025 Amesite Inc. All Rights Reserved.

NurseMagic™ : Reliable, Trusted and Secure



Meets HIPAA Requirements



secured electronic protected health information (ePHI)



24/7 automated threat monitoring



strict development and access controls



infrastructure enables entry into **ALL HEALTHCARE SEGMENTS**

NURSEMAGIC™ IS A SECURE AND RELIABLE SOLUTION FOR ENTERPRISE: MEETS HIPAA REQUIREMENTS

© 2025 Amesite Inc. All Rights Reserved.
15

Continuous Improvement of NurseMagic™ Technology



Communicate with Compassion
Ex: Mix up with pt medication, doctor delegated comms to me - what do i say?
GENERATE
Write Nursing Notes
Tell us a little about the note you need to write.
pt reports 3d of shortness of breath and chest pain. chest pain sharp and runs down left arm. also feeling dizzy and fatigued. pt vitals bp 160/95, hr 115, RR 26, o2 93
Admission
SOAP
GET MY NOTE

20+

Proprietary models routinely trained to assure top performance

>1B lines

Projected Training data, Year One of NurseMagic™ public release

5

Feature upgrades per week, on average

>100

APIs integrated including connections to government databases, authentication services, payment gateways, other services, and AI-powered tools.

© 2025 Amesite Inc. All Rights Reserved.
16

Team Experience and Award-Winning Culture

ENGINEERING

49y of collective experience

full stack coding • software engineering • software & cloud architecture • product engineering • cybersecurity • US & global compliance • data science • AI system design • natural language processing • optimization and performance tuning • app development • computational modeling • statistical data analysis

SALES

22y of collective experience

U.S. and global enterprise sales • higher education sales • enterprise sales • nonprofit sales • healthcare sales • financial services sales

MARKETING

8y of collective experience

digital marketing • lead generation • paid advertising • social media • influencer relations • content creation • brand management • SEM • SEO • public relations • data analytics

FINANCE

32y of collective experience

auditor • private and public experience • financial forecasts • M&A • corporate financial advising

19 EARNED WORKPLACE EXCELLENCE AWARDS
8 OF THEM NATIONAL

© 2025 Amesite Inc. All Rights Reserved.

17

Leadership & Board



Dr. Ann Marie Sastry

Founder, Chair & CEO

- Former CEO and co-Founder of Sakti3 (acquired by Dyson in 2015 for $90M)
- Recognized by President Obama at the White House in 2015 for her technology entrepreneurship
- Featured in *WSJ*, *Fortune*, *Forbes*, *The Economist*, *USA Today*, *The New York Times*; cover of *Inc.*
- Arthur F. Thurnau Professor (UM's highest teaching honor) at the University of Michigan, 17 years
- >100 publications and 100 patents and filings. >100 invited lectures and seminars globally (NIH, NSF, NAE, MIT, Stanford, UC Berkeley, Oxford, Cambridge, etc.)
- Boards of the International Council on Clean Transportation (ICCT), Oxford Companies, Lucius Partners
- PhD and MS degrees from Cornell University, BS from the University of Delaware, Mech Engineering



George Parmer



J. Michael Losh



Barbie Brewer



Gilbert S. Omenn, MD, Ph.D.

FINANCE

TECH & HEALTHCARE

PEOPLE & GROWTH

© 2025 Amesite Inc. All Rights Reserved.
18

Nasdaq: AMST

As of January 17, 2025
FY Jun 30

$3.5M
Cash On Hand

$0
Debt

14.6
Months of burn on hand, assuming no new revenue (conservative).

4M
Shares Outstanding

$2.4M
Total Contract Value Since Inception

2.8M
Public Float

Building Revenue:

- B2B NurseMagic™ B2C Sales Launched and Generating Revenue
- B2C NurseMagic™ Sales Demonstrated in Large and Growing Market
- Recognition Growing, with Social Following in Excess of 38,000 and 12.9 Million Marketing Reach
- Good Liquidity
- **Zero Debt**

© 2025 Amesite Inc. All Rights Reserved.
19

Cost Reductions Enabled by Best-in-Class Infrastructure



Fiscal Year Operating Expenses
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
$9,754,000
$5,070,000
$4,747,000
48%
6%
FY2022
FY2023
FY2024

STEADY BURN RATE PROJECTED FOR FY25
AUTOMATED B2C & EFFICIENT B2B SALES FLOWS DRIVE SCALABILITY
REPEATABLE SALES ENABLE GROWTH WITHOUT SIGNIFICANT EXPENSES.

© 2025 Amesite Inc. All Rights Reserved.
20

AMESITE INVESTMENT HIGHLIGHTS

Rapid Increase in Revenue Anticipated with B2B App Sales in Large & Hungry Health Care Market

NurseMagic™ App Seeing Rapid Adoption, both B2C and B2B



Amesite CEO Interview on CNBC Squawk Box 11.16.2020
CNBC
ON-LINE LEARNING
SKILL-SUPPORTING SOFTWARE

CNBC Squawk Box

Targeting Sustainable Margins with Lean Operations – 50% reduction in SG&A in last FY

Closed Enterprise Deals with NurseMagic™ in $5.2B Industry

Proven AI-Powered Higher Ed Platform That Runs Turnkey



STUDENT LOAN RELIEF
NEWSY

Newsy Tonight

No Corporate Debt & Good Liquidity

Featured in Fox Business News, Yahoo!Finance, CNBC, Bloomberg, Forbes, Business Insider, and other publications

© 2025 Amesite Inc. All Rights Reserved.

21

22 F O L L O W O U R P R O G R E S S F O R R E S O U R C E S F O R I N V E S T M E N T © 2025 Amesite Inc. All Rights Reserved. THANK YOU